UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2019

LABORATORY CORPORATION OF AMERICA HOLDINGS

(Exact name of registrant as specified in Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street, Burlington, North Carolina	27215
(Address of principal executive offices)	(Zip Code)

336-229-1127

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	LH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Laboratory Corporation of America® Holdings (“LabCorp”) today announced that John D. Ratliff has been appointed to the position of Chief Executive Officer (“CEO”) of LabCorp Diagnostics, effective November 1, 2019 (the “Effective Date”). Mr. Ratliff, who is currently the CEO of Covance Drug Development, will continue to be a member of the executive committee and an Executive Vice President of LabCorp and will report to Adam H. Schechter, who will become President and CEO of LabCorp as of the Effective Date, as previously described in LabCorp’s Form 8-K filed on June 5, 2019.

Item 7.01.	Regulation FD.

On October 3, 2019, LabCorp issued a press release announcing the appointment of Mr. Ratliff and the appointments of Dr. Kirchgraber and Ms. Seltz described below. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 8.01.	Other Events.

LabCorp today announced that Dr. Paul Kirchgraber, currently Senior Vice President and head of Covance’s clinical trial testing solutions, will succeed Mr. Ratliff as CEO of Covance Drug Development as of the Effective Date. Dr. Kirchgraber will be a member of the executive committee and an Executive Vice President of LabCorp and will report to Mr. Schechter as President and CEO of LabCorp.

LabCorp has also announced that Judi Seltz will assume the position of Senior Vice President and Chief Human Resources Officer of LabCorp as of October 15, 2019, in connection with Lisa Uthgenannt’s retirement from LabCorp. Ms. Seltz will also report to Mr. Schechter.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated October 3, 2019 issued by Laboratory Corporation of America Holdings.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS

Registrant

Date: October 3, 2019

By:	/s/ Sandra van der Vaart
Sandra van der Vaart
Senior Vice President, Global General Counsel and Secretary